UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2007

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Forsyth Street, Suite 200 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Disclosure of Results of Operations and Financial Condition

On January 31, 2007, Regency issued an earnings release for the year ended December 31, 2006, which is attached as Exhibit 99.1.

On January 31, 2007, Regency posted on its website at www.regencycenters.com the supplemental information for the year ended December 31, 2006 which is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

	Exhibit 99.1	Earnings release issued by Regency on January 31, 2007, for the year ended December 31, 2006.

	Exhibit 99.2	Supplemental information posted on its website on January 31, 2007, for the year ended December 31, 2006.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

Date: January 31, 2007	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President, Finance and Principal Accounting Officer

3